Exhibit 10

June 30, 2017

The Republic of Chile

Ministry of Finance

Teatinos 120, piso 12

Santiago

Chile

Re.: US$1,541,831,000 principal amount of the Republic’s 3.860% Notes due 2047

Ladies and Gentlemen:

We have acted as special Chilean counsel to the Republic of Chile (the “Republic”) in connection with the Republic’s offering, pursuant to registration statements (Nos. 333-183920, 333-204289 and 333-208778) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under Schedule B of the Securities Act of 1933, as amended (the “Securities Act”) of US$1,541,831,000 aggregate principal amount of the Republic’s 3.860% Notes due 2047 (the “Notes”) issued pursuant to an indenture dated as of December 12, 2014 (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture dated as of May 27, 2015 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”) between the Republic and The Bank of New York Mellon, as trustee (the “Trustee”). Such Registration Statement, as of June 12, 2017, the date on which the most recent Form 18-K was filed as an amendment thereto, insofar as it relates to the Notes (as determined for purposes of Rule 430B(f)(2) under the Securities Act), but excluding the documents incorporated by reference therein, are herein called the “Registration Statements”; the related prospectus dated January 12, 2016, included in the Registration Statement as filed with the Commission, but excluding the documents incorporated by reference therein, is herein called the “Base Prospectus”; the related preliminary prospectus supplement dated June 13, 2017, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement”; and the related prospectus supplement dated June 13, 2017, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement”. The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final Prospectus”.

In arriving at the opinion expressed below, we have reviewed the following documents:

a)

the Registration Statement and the Final Prospectus;

b)

the Indenture;

c)

the Authorization executed by the Republic of Chile dated as of June 21, 2017 (the “Authorization”), pursuant to which the terms of the Notes were established;

d)

a facsimile copy of the Notes, in global form as executed by Chile and authenticated by the Trustee; and

e)

all the relevant provisions of the Constitution of Chile and all relevant laws and orders of Chile, including but not limited to the following (copies and translations of which are attached as Exhibit A to this opinion):

(i)

Articles 32, number 6; 63, numbers 7 and 8; and 65, paragraph 4, number 3 of the Constitution of the Republic of Chile of 1980, as amended;

(ii)

Article 3 of Law No. 20,981 (Ley N° 20.981), published in the Official Gazette on December 15, 2016;

(iii)

Articles 45, 46, 47 and 47 bis of Decree Law 1,263 of November 21, 1975;

(iv)

Decree Law 2,349 of October 13, 1978;

(v)

Supreme Decree No. 379 dated March 22, 2017 of the Ministry of Finance of the Republic and published in the Official Gazette on June 13, 2017; and

(vi)

all such other documents, instruments and rules as we have deemed necessary as a basis for the opinion hereinafter expressed.

We have assumed for purposes of this opinion: (i) that the Trustee has adequate power, authority and legal right to enter into the Indenture, to execute the documents and take the actions to be executed and taken thereunder, including the authentication of the Notes; (ii) the authenticity of all documents examined by us (and the completeness of and conformity to the originals of any copies thereof submitted to us) and the genuineness of all signatures; and (iii) that the Notes and the Indenture, and any other related agreement or document that is stated to be governed by and construed in accordance with New York law, has been duly authorized, executed and delivered pursuant to New York law.

Based on the foregoing and subject to the further assumptions and qualifications set forth below, it is our opinion that under and with respect to the present laws and regulations of Chile, the Notes have been duly executed and delivered by the Republic and constitute valid and legally binding obligations of the Republic.

In rendering this opinion we have relied, without independent investigation, (i) to the extent this opinion involves any matter of United States Federal and New York law, upon the opinion of Cleary Gottlieb Steen & Hamilton LLP, special U.S. counsel to the Republic, dated as of even date herewith and included as an exhibit to the Amendment No. 1 to the Republic’s Annual Report on Form 18-K for the Fiscal Year ended December 31, 2016 (the “Amendment”); and (ii) as to matters of fact, to the extent we have deemed proper, on certificates of officers of the Republic and certificates or other written statements of Chilean officials having custody of relevant documents.

We hereby consent to the filing of this opinion as an exhibit to the Amendment and to the reference to our name under the caption “Validity of the Securities” in the Base Prospectus and “Validity of the Notes” in the Final Prospectus Supplement. In giving such consent, we do not thereby admit that we are experts with respect to any part of the Registration Statement, including this exhibit, within the meaning of the term “expert” as used in the Securities Act, or the rules and regulations of the Commission issued thereunder. We assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinion expressed herein.

Yours sincerely,

MORALES & BESA LTDA.

/s/ Guillermo Morales
By:	Guillermo Morales E., a partner

EXHIBIT A

The following are the most relevant provisions contained in the Constitution of Chile and the laws and regulations that govern the incurrence of public indebtedness by the Republic of Chile, together with their respective English translations, as such are referred to in the post effective opinion letter dated June 30th, 2017 issued by Morales & Besa Ltda., special Chilean Counsel to the Republic of Chile.

TABLE OF CONTENTS

I.	CONSTITUCIÓN POLÍTICA DE LA REPÚBLICA DE CHILE
CONSTITUTION OF THE REPUBLIC OF CHILE

II.	LEY N° 20.981 - LEY DE PRESUPUESTOS PARA EL SECTOR PÚBLICO, CORRESPONDIENTE AL AÑO 2017
LAW No. 20,981 - 2017 PUBLIC SECTOR BUDGET LAW

III.	DECRETO LEY Nº 1.263 DE 1975 – DECRETO LEY ORGÁNICO DE ADMINISTRACIÓN FINANCIERA DEL ESTADO.
DECREE LAW No. 1,263 OF 1975 - FINANCIAL ADMINISTRATION OF THE REPUBLIC

IV.	DECRETO LEY Nº 2.349 DE 1978 – ESTABLECE NORMAS SOBRE CONTRATOS INTERNACIONALES PARA EL SECTOR PÚBLICO.
DECREE LAW No. 2,349 OF 1978 - RULES REGARDING INTERNATIONAL CONTRACTS FOR STATE SECTOR.

V.	DECRETO SUPREMO N° 379 DE 2017 - AUTORIZA EMISIÓN DE DEUDA PÚBLICA DIRECTA DE LARGO PLAZO Y SU COLOCACIÓN EN EL MERCADO EXTERNO.
SUPRIME DECREE No. 379 OF 2015 - AUTHORIZES ISSUANCE OF DIRECT LONG TERM PUBLIC INDEBTEDNESS AND ITS PLACEMENT ABROAD

I.

CONSTITUCIÓN POLÍTICA DE LA REPÚBLICA DE CHILE

“…

Artículo 32.- Son atribuciones especiales del Presidente de la República:

…

6º.- Ejercer la potestad reglamentaria en todas aquellas materias que no sean propias del dominio legal, sin perjuicio de la facultad de dictar los demás reglamentos, decretos e instrucciones que crea convenientes para la ejecución de las leyes;

…

Artículo 63.- Sólo son materias de ley:

…

7)

Las que autoricen al Estado, a sus organismos y a las municipalidades, para contratar empréstitos, los que deberán estar destinados a financiar proyectos específicos. La ley deberá indicar las fuentes de recursos con cargo a los cuales deba hacerse el servicio de la deuda. Sin embargo, se requerirá de una ley de quórum calificado para autorizar la contratación de aquellos empréstitos cuyo vencimiento exceda del término de duración del respectivo período presidencial.

Lo dispuesto en este número no se aplicará al Banco Central;

8)

Las que autoricen la celebración de cualquier clase de operaciones que puedan comprometer en forma directa o indirecta el crédito o la responsabilidad financiera del Estado, sus organismos y de las municipalidades.

Esta disposición no se aplicará al Banco Central;

…

Artículo 65.- [Inciso 4º]

Corresponderá, asimismo, al Presidente de la República la iniciativa exclusiva para:

3º.- Contratar empréstitos o celebrar cualquiera otra clase de operaciones que puedan comprometer el crédito o la responsabilidad financiera del Estado, de las entidades semifiscales, autónomas, de los gobiernos regionales o de las municipalidades, y condonar, reducir o modificar obligaciones, intereses u otras cargas financieras de cualquier naturaleza establecidas en favor del Fisco o de los organismos o entidades referidos;

…”

Free English Translation

CONSTITUTION OF THE REPUBLIC OF CHILE

“…

Article 32.- The following are special powers vested on the President of the Republic:

…

6°.- The exercise of regulatory Powers in all such matters not included within the legal domain; provided, however, that he will have the ability to issue all other regulations, decrees and instructions as he deem convenient for the due execution of the laws;

…

Article 63.- It is reserved to the law:

…

7)

Those that authorize the State, its bodies and the Municipalities to contract loans that shall have the purpose to finance specific projects. The law must indicate the sources of the funds out of which the debt should be served. However, the contracting of loans the maturity date of which exceeds the duration of the term of the respective presidential period shall require authorization by virtue of a law passed by a qualified quorum.

The provisions of this number shall not apply to the Central Bank;

8)

Those that authorize any type of transaction which may, directly or indirectly, affect the credit or the financial responsibility of the State, its bodies and the Municipalities.

The provisions of this number shall not apply to the Central Bank;

…

Article 65.- [paragraph 4]

…

The President of the Republic shall also have the exclusive [legislative] initiative for:

3.-

Contracting loans or enter into any other transactions which may affect the public financial credit or the financial responsibility of the public, semipublic, autonomous agencies or municipalities, and cancel, reduce or amend obligations, interest provisions or other financial undertakings of any nature, established on behalf of the Republic (Fisco) or of the above mentioned entities or agencies;”

…”

II.

LEY N° 20.981 - LEY DE PRESUPUESTOS PARA EL SECTOR PÚBLICO CORRESPONDIENTE AL AÑO 2017

(Diario Oficial de 15 de diciembre de 2016)

“…

Artículo 3°.- Autorízase a la Presidenta de la República para contraer obligaciones, en el país o en el exterior, en moneda nacional o en monedas extranjeras, hasta por la cantidad de US$ 9.000.000 miles que, por concepto de endeudamiento, se incluye en los Ingresos Generales de la Nación.

Autorízasele, además, para contraer obligaciones, en el país o en el exterior, hasta por la cantidad de US$ 1.500.000 miles o su equivalente en otras monedas extranjeras o en moneda nacional.

Para los fines de este artículo, se podrá emitir y colocar bonos y otros documentos en moneda nacional o extranjera, los cuales podrán llevar impresa la firma del Tesorero General de la República.

La parte de las obligaciones contraídas en virtud de esta autorización que sea amortizada dentro del ejercicio presupuestario 2017 y aquéllas que se contraigan para efectuar pago anticipado total o parcial de deudas constituidas en ejercicios anteriores, deducidas las amortizaciones incluidas en esta ley para el año 2017, no serán consideradas en el cómputo del margen de endeudamiento fijado en los incisos anteriores.

No se imputarán a la suma de las cantidades señaladas en los incisos primero y segundo de este artículo, las obligaciones que se contraigan para solventar el pago de bonos de reconocimiento a que alude el artículo tercero transitorio del decreto ley Nº 3.500, de 1980, hasta por un monto del equivalente a US$ 1.000.000 miles.

La autorización que se otorga a la Presidenta de la República será ejercida mediante decretos supremos expedidos a través del Ministerio de Hacienda, en los cuales se identificará el destino específico de las obligaciones que se contraigan, indicando las fuentes de recursos con cargo a los cuales debe hacerse el servicio de la deuda. Copia de estos decretos serán enviados a las Comisiones de Hacienda del Senado y de la Cámara de Diputados dentro de los quince días siguientes al de su total tramitación.”

…”

Free English Translation

LAW No. 20,981 - 2017 PUBLIC SECTOR BUDGET LAW

(Published in the Official Gazette of December 15, 2016)

“…

Article 3rd.– The President of the Republic is hereby authorized to contract debt obligations in Chile or abroad up to the amount of US$ 9,000,000,000 or the equivalent thereof in any other foreign currencies or in domestic currency, which, for the purposes of indebtedness, shall be included in the calculation of the General Revenues of the Nation.

The President is also authorized to incur in debt obligations, in Chile or abroad, up to an amount of US$ 1,500,000,000 or its equivalent in other foreign currency of Chilean currency.

For the purposes of this article, it will be permitted the issuance and placement of bonds and other securities denominated in domestic or foreign currency, which instruments may bear the printed signature of the Treasurer General of the Republic.

The portion of the obligations incurred pursuant to this authorization which is repaid within the budget year 2017 and those incurred for the total or partial prepayment of indebtedness incurred in previous years, after deducting the amortizations provided for in this law for 2017, will not be considered in the computation of the margin for indebtedness established in the preceding paragraphs.

The debt obligations incurred for the payment of acknowledgement social security bonds referred to in the third transitory article of decree law No. 3,500, of 1980 shall not be considered for the calculation of the amounts indicated in the first and second preceding paragraphs of this article, up to an amount equivalent to US$ 1,000,000,000

The President of the Republic shall exercise the authorization granted herein by issuing one or more supreme decrees through the Ministry of Finance, which will indicate the specific use of proceeds of the obligations to be incurred and the source of the funding to service the debt. A copy of these decrees will be sent to the Senate and the House of Representatives´ Finance Committees within fifteen days following their final processing.”

…”

III.

DECRETO LEY Nº 1.263 DE 1975 - DECRETO LEY ORGÁNICO DE ADMINISTRACIÓN FINANCIERA DEL ESTADO.

(Diario Oficial de 18 de noviembre de 1975 y modificaciones posteriores)

“…

TÍTULO IV

Del Crédito Público

…

Artículo 45°.- En las obligaciones que contraiga el Fisco, el Tesorero General de la República deberá suscribir los títulos de créditos fiscales.

Los títulos referidos que deban firmarse en el exterior, podrán ser suscritos por el funcionario que designe el Presidente de la República, en remplazo del Tesorero General.

Artículo 46º.- El Contralor General de la República refrendará todos los documentos de deuda pública que se emitan.

Ningún documento de deuda pública será válido sin la refrendación del Contralor General de la República o de otro funcionario o institución que, a propuesta de él, designe el Ejecutivo.

La Contraloría General de la República llevará la contabilización de toda la deuda pública.

Artículo 47º.- El Estado puede colocar los títulos de la deuda pública en el mercado de capitales directamente, por medio de la Tesorería General de la República, o en forma indirecta, mediante la colocación a través de agentes o consorcios financieros nacionales o extranjeros tales como bancos comerciales, bolsas de comercio u otras.

Podrá establecerse el pago de una comisión por la colocación de estos títulos.

Artículo 47º BIS.- En la emisión de bonos y otros valores representativos de deuda pública que emita el Estado, el Ministerio de Hacienda, mediante decreto supremo cumplido bajo la fórmula “Por orden del Presidente de la República”, podrá disponer que tales bonos o valores sean emitidos sin la obligación de imprimir títulos o láminas físicas que evidencien la deuda pública correspondiente. El decreto supremo señalado precedentemente deberá indicar, para una o más emisiones determinadas, o en general, para todas las emisiones, las reglas, requisitos y demás modalidades necesarias para hacer valer los derechos emanados de los bonos o valores emitidos en la forma antes señalada, incluyendo el procedimiento requerido para transferirlos.

En caso que los bonos o valores se emitan en la forma señalada en el inciso anterior, la suscripción por el Tesorero General de la República y la refrendación del Contralor General de la República, exigidas en los artículos 45 y 46 precedentes, deberá efectuarse en una réplica o símil de los bonos o valores emitidos, quedando de esta forma y para todos los efectos legales, autorizada y refrendada la totalidad de los bonos o valores que integran la serie correspondientemente emitida y cuyos términos y condiciones serán idénticos a dicha réplica.

De la misma manera, tratándose de emisiones de bonos y valores efectuadas en la forma establecida en los incisos precedentes, el emisor deberá mantener un registro de anotaciones en cuenta a favor de los tenedores de los correspondientes valores representativos de la deuda pública. La mantención del mencionado registro podrá ser contratada con un tercero, en la forma que indique el decreto supremo a que se refiere el inciso primero.

…”

Free English Translation

DECREE LAW No. 1,263 OF 1975

FINANCIAL ADMINISTRATION OF THE REPUBLIC

(Published in the Official Gazette of November 18, 1975, as amended)

“…

TITLE IV

Public Credit

…

Article 45.- The Treasurer General of the Republic (Tesorero General de la República) shall execute the credit instruments that evidence the indebtedness of the Republic.

If such instruments ought to be executed abroad an official designated by the President of the Republic may execute them for and on behalf of the Treasurer General of the Republic.

Article 46.- The Comptroller General of the Republic (Contralor General de la República) shall authenticate (“refrendar”) all such debt instruments that may be issued by the Republic.

No document purporting to evidence public indebtedness shall be valid as such if it is not authenticated by the Comptroller General of the Republic or such other public official or institution appointed by the Executive upon the proposition of the Comptroller General.

The Office of the Comptroller General shall keep the accounting of all the indebtedness of the Republic.

Article 47.- The Republic can place its debt instruments in the capital markets either directly, through the Treasury of the Republic, or indirectly, through its placement by national or international financial agents or consortia such as commercial banks, stock exchanges or others.

The State may pay a commission for the placement of its debt.

Article 47 BIS.- The Ministry of Finance may approve, by means of Supreme Decree complied with and signed by using the “Upon Order of the President of the Republic”, that bonds or other securities representing public debt be issued without the obligation of being evidenced in printed securities or physical sheets. Such supreme decree shall contain the rules, requirements and terms and conditions needed to exercise the rights arising therefrom, including provisions on transfer, which will apply to one or more precise issuances or in general, to all issuances,

If the bonds or securities are issued in accordance with the prior paragraph, the execution by the Treasurer General of the Republic (Tesorero General de la República) and the authentication (refrendación) by the Comptroller General of the Republic, required pursuant to Articles 45 and 46 above shall be made in a replica or facsimile of the issued bonds or securities, thereby the whole series of bonds or securities being issued becoming authorized and authenticated by the Comptroller General of the Republic in identical terms and conditions than those of such replica.

Likewise, the issuer shall keep a book entry system for the benefit of the holders of the securities representing public debt, which may be carried out by a third party as provided in the corresponding supreme decree.

…”

IV.

DECRETO LEY Nº 2.349 DE 1978 - ESTABLECE NORMAS SOBRE CONTRATOS INTERNACIONALES PARA EL SECTOR PÚBLICO.

(Diario Oficial de 28 de octubre de 1978 y modificaciones posteriores)

“…

Artículo 1º.- Decláranse válidos los pactos destinados a sujetar al derecho extranjero los contratos internacionales, cuyo objeto principal diga relación con negocios u operaciones de carácter económico o financiero, celebrados o que se celebren por organismos, instituciones o empresas internacionales o extranjeras que tengan el centro principal de sus negocios en el extranjero, con el Estado de Chile o sus organismos, instituciones o empresas.

Son igualmente válidas las estipulaciones por las cuales se haya sometido o se sometan diferendos derivados de tales contratos a la jurisdicción de tribunales extranjeros, incluyendo tribunales arbitrales previstos en mecanismos de arbitraje preestablecidos o en el respectivo contrato, como también las estipulaciones por las que se haya fijado o se fije domicilio especial y se haya designado o se designe mandatario en el extranjero para los efectos del contrato.

Lo dispuesto en los incisos anteriores igualmente es aplicable a los actos y contratos por los cuales el Estado de Chile o sus organismos, instituciones y empresas, hayan otorgado u otorguen, en cualquier forma, su garantía a terceros en los contratos a que se refiere el inciso primero.

En virtud del sometimiento a la jurisdicción de un tribunal extranjero, cesará el derecho a invocar la inmunidad de jurisdicción, a menos de estipulación expresa en contrario.

Artículo 2º.- Declárase que el Estado de Chile y sus organismos, instituciones o empresas, podrán renunciar a la inmunidad de ejecución en los contratos referidos en el artículo anterior. Con todo, tal renuncia se entenderá limitada al cumplimiento de sentencias recaídas en litigios derivados del contrato específico en que ella se haya convenido. Tratándose de organismos, instituciones y empresas con personalidad jurídica distinta a la del Estado, la renuncia afectará exclusivamente los bienes del dominio de la entidad contratante.

La renuncia pactada en los contratos a que se refiere este artículo, celebrados con anterioridad a la vigencia de este decreto ley, se entenderá válida con las mismas limitaciones señaladas en el inciso anterior.

Artículo 3º.- Para los efectos de este decreto ley, se entenderá por organismos, instituciones y empresas del Estado, todo servicio público, institución fiscal o semifiscal, centralizada o descentralizada, empresa del Estado y, en general, todo organismo autónomo creado por ley como, asimismo, toda empresa, sociedad o entidad pública o privada en que el Estado o sus empresas, sociedades o instituciones, centralizadas o descentralizadas, tengan aportes de capital, representación o participación superiores al 50% del capital social, aun cuando se exija norma expresa para aplicarles las disposiciones legales del sector público.

Artículo 4º.- Para que los contratos y estipulaciones indicados en los artículos 1° y 2° convenidos con posterioridad a la vigencia del presente decreto ley, queden regidos por sus disposiciones, será necesario que la sumisión al derecho extranjero o a tribunales extranjeros, el señalamiento de domicilio, la designación de mandatario en el extranjero y la renuncia a la inmunidad de ejecución, cuenten con la autorización del Presidente de la República, dada mediante decreto del Ministerio de Hacienda. Se exceptúan de esta exigencia el Banco Central y el Banco del Estado de Chile.

El Presidente de la República podrá otorgar su autorización en general a determinados organismos, instituciones o empresas del Estado, o en particular para algunas clases de contrato. En todo caso, esta autorización no podrá concederse por un plazo superior a un año; pero podrá renovarse.

La autorización a que se refiere este artículo no excluye otras necesarias en razón de la naturaleza del contrato de que se trate.

Artículo 5º.- Sin perjuicio de la validez de las estipulaciones contenidas en actos o contratos ya celebrados, no valdrá renuncia alguna en cuanto a la inmunidad de ejecución respecto de los fondos, derechos y bienes que el Banco Central de Chile mantuviere en el extranjero, por cuenta propia, salvo que dicha renuncia se refiera a obligaciones contraídas por dicho Banco.

Artículo 6º.- No procederá renuncia alguna de inmunidad de ejecución respecto de los bienes inmuebles y del mobiliario destinados a mantener una misión diplomática o consular o la residencia del jefe de ellas.

No valdrá renuncia alguna de inmunidad de ejecución con respecto a bienes destinados a fines militares, tanto aquellos que sean propiamente de carácter militar como aquellos que se encuentren bajo el control de una autoridad militar o agencia de defensa.

Artículo 7º.- Las estipulaciones contenidas en los artículos 1º y 2º no podrán pactarse en los contratos que se celebren en conformidad al decreto ley número 600, de 13 de Julio de 1974, y sus modificaciones.

Asimismo, no procederán en los contratos que se celebren sobre concesiones de bienes fiscales, ni en los actos o contratos que celebren los organismos, instituciones o empresas del Estado de Chile, cuando la legislación particular por la cual se rijan excluya en forma expresa la sumisión a la ley o tribunal extranjeros, o disponga que los diferendos que de ellos deriven deban ser sometidos a la ley chilena o a tribunales nacionales.

Artículo 8º.- La designación de mandatarios especiales a que se refiere el artículo 1° sólo podrá recaer, en el futuro, en un cónsul chileno general o particular o de distrito, en alguna agencia u oficina de organismos, instituciones o empresas del Estado de Chile con sede en el extranjero, o en el representante legal de dicha agencia u oficina.

Artículo 9º.- Cualquier Estado extranjero y sus organismos, instituciones y empresas podrán impetrar en Chile la inmunidad de jurisdicción y de ejecución, según el caso, en los mismos términos y con igual amplitud e idénticas excepciones como la reconociere su propia legislación en favor del Estado de Chile o de sus organismos, instituciones y empresas.

Artículo 10º.- Sustitúyese el N° 3 del artículo 245 del Código de Procedimiento Civil, por el siguiente:

“3.- Que la parte en contra de la cual se invoca la sentencia haya sido debidamente notificada de la acción. Con todo, podrá ella probar que, por otros motivos, estuvo impedida de hacer valer sus medios de defensa.”

Artículo 11º.- Declárase que las operaciones de crédito con el exterior, pactadas con instituciones o empresas bancarias o financieras, extranjeras o internacionales, han estado y estarán sometidas, en cuanto a estipulaciones sobre intereses, comisiones, recargos, pago anticipado y demás condiciones financieras, a las modalidades usuales imperantes en el mercado externo de capitales, sin que les sean aplicables las disposiciones limitativas sobre la materia de la legislación nacional.

Se presume que las condiciones contenidas en operaciones aprobadas por el Banco Central de Chile son las imperantes en el respectivo mercado externo de capitales.

…”

Free English Translation

DECREE LAW No. 2,349 OF 1978

RULES REGARDING INTERNATIONAL

CONTRACTS FOR STATE SECTOR

(Published in the Official Gazette of October 28, 1978, as amended)

“…

Article 1.- Stipulations that subject to a foreign governing law the international agreements, the main purpose of which are businesses or transactions of an economic or financial nature, that have been or will be executed between international or foreign entities, institutions or corporations whose main center of operations is located abroad and the Chilean State or its agencies, institutions or enterprises; are hereby declared valid.

Stipulations by which disputes arising out of such contracts have been or are submitted to the jurisdiction of foreign courts of arbitration contemplated in pre-established mechanisms of arbitration or in the respective contract, as well as stipulations by which special domiciles have been or are established and agents abroad have been or are designated for purposes of the contract; are likewise valid.

The above is also applicable to the acts and contracts by which the State of Chile or its organisms, institutions and enterprises have granted or grant, in any manner, its guarantee to the third parties in the contracts referred to in the first paragraph.

By the submission to the jurisdiction of a foreign court, the right to invoke immunity from jurisdiction will cease, unless in case of express stipulation to the contrary.

Article 2.- It is declared that the State of Chile, its organisms, institutions or enterprises, may waive immunity from execution in the contracts referred to in the previous article.

However, such waiver will be limited to the enforcement of judgments obtained in lawsuits arising out of the specific contract in which said waiver has been given. In the case of organisms, institutions and enterprises with a legal personality separate from that of the State, the waiver will only affect assets belonging to them.

Waivers stipulated in the contracts referred to in this article that have been executed prior to this decree law will be valid with the same limitations indicated in the previous paragraph.

Article 3.- For the purposes of this decree law, organisms, institutions and companies of the State shall mean every public service, fiscal or semi-fiscal institution, centralized or decentralized, state-owned company, and in general, every autonomous organism created by law, as every enterprise, society or entity, public or private in which the State, its companies, societies or institutions, centralized or decentralized, have equity contributions, representation or participation exceeding 50% of the outstanding capital, even in those cases in which an explicit norm is required to apply to them public sector regulations.

Article 4.- In order that contracts and stipulations indicated in article 1 and 2 executed subsequently to this decree law be governed by its provisions, it will be necessary that the submission to foreign law or to foreign courts, the establishment of domicile, the designation of agents abroad and the waiver of domicile, the designation of agents abroad and the waiver of immunity from execution be authorized by the President of the Republic by decree of the Ministry of Finance. The Central Bank of Chile and the State Bank of Chile (Banco del Estado de Chile) are exempted from these requirements.

The President of the Republic may grant his authorization generally to certain state organisms, institutions or enterprises, or particularly for certain kinds of agreements. In any event, this authorization may not be granted for a term of over one year, but it may be renewed.

The authorization referred to in this article does not exclude other authorizations that may be necessary in consideration of the nature of the contract in question.

Article 5.- Notwithstanding the validity of stipulations contained in acts and contracts already executed, no waiver regarding the funds, rights and property held by the Central Bank abroad will be valid, unless such waiver refers to obligations acquired by such Bank.

Article 6.- No waiver to immunity of execution shall be granted regarding the movable property and furniture of diplomatic or consular missions or the residence of the chief of any of them.

No waiver of immunity from execution shall be valid with respect to property destined to military purposes, including both military property of an inherently military character and property that is under the control of a military authority or defense agency.

Article 7.- Stipulations contained in articles 1° and 2° herein shall not be agreed in contracts executed under the provisions of Decree Law N° 600, of July I3, I974, an its amendments.

Likewise, they will not be agreed in contracts of concession of fiscal property, nor in acts or contracts executed by organisms, institutions or companies of the Chilean State, when particular legislation by which they are construed expressly excludes the submission of foreign law or courts, or dictates that disputes originates from them shall be submitted to Chilean law or Chilean Courts.

Article 8.- In the future, the appointment of special representatives referred to in article 1º shall only be to a Chilean general consul, or particular, or of a district, to some agency or office of organisms, institutions, or companies of the Chilean State with seat abroad, or to the legal representative of such agency or office.

Article 9.- Any foreign State and its organisms [agencies], institutions and enterprises may call for immunity of jurisdiction and execution in Chile, as the case may be, in the same terms and amplitude and identical exceptions as recognized by its own legislation in favor of the Chilean State, or of its organisms, institutions or companies.

Article 10.- Article 245 Nº 3 of the Civil Procedure Code is substituted by the following:

“3. That the party against which the sentence is being invoked has been duly served of the lawsuit. However, he may prove that, for different motives, he was prevented from assuming his defense.”

Article 11.- It is declared that all foreign loan operations, agreed with institutions or banking or finance companies, foreign or international, are and will continue to be submitted, regarding stipulations about interest, commissions, surcharges, prepayments and other financial conditions, to the terms prevailing in foreign capital markets, without being applicable to them the restrictive regulations provided for this matter in national legislation.

It is deemed that conditions contained in operations approved by the Central Bank are prevailing in the respective foreign capital market”

…”

V.

DECRETO SUPREMO N° 379, DE 2017 – AUTORIZA LA EMISIÓN DE DEUDA PÚBLICA DIRECTA DE LARGO PLAZO Y SU COLOCACIÓN EN EL MERCADO EXTERNO.

(Diario Oficial de 13 de junio de 2017)

“…

Artículo 1°.- Autorízase al Ministro de Hacienda, al Subsecretario de Hacienda o al Cónsul General de Chile en Nueva York para que, indistintamente, representen al Fisco de la República de Chile (en adelante, la “República de Chile”), en la emisión o reaperturas (en adelante, las “Reaperturas”) y colocación de bonos en los mercados externos, denominados y pagaderos en dólares de los Estados Unidos de América (en adelante, “Dólares USA” o “US$”), y/ o denominados y pagaderos en euros moneda de algunos países de la Unión Europea (en adelante, “Euro” o “€”), conforme a las disposiciones de este decreto; y en el pago anticipado total o parcial de obligaciones contraídas en ejercicios anteriores.

El monto agregado total máximo de las emisiones y Reaperturas autorizadas por el presente decreto será de hasta dos mil trescientos millones de dólares de los Estados Unidos de América (US$2.300.000.000). Del total emitido bajo esta autorización, un máximo de hasta el equivalente a trescientos millones de Dólares USA (US$ 300.000.000) podrá utilizarse para efectuar pago anticipado total o parcial (en adelante, la “Recompra”) de una o más series de los bonos emitidos por la República de Chile que se detallan a continuación:

i)

Serie de bonos denominados en Dólares USA, emitidos con fecha 5 de agosto de 2010 y con vencimiento el 5 de agosto de 2020, por un monto de capital de mil millones de Dólares USA (US$1.000.000.000), en virtud del decreto supremo N° 567, de 2010, del Ministerio de Hacienda (en adelante, el “DS 567”);

ii)

Serie de bonos denominados en Dólares USA, emitidos con fecha 14 de septiembre de 2011 y con vencimiento el 14 de septiembre de 2021, por un monto de capital de mil millones de Dólares USA (US$1.000.000.000), en virtud del decreto supremo N° 1.195, de 2011, del Ministerio de Hacienda (en adelante, el “DS 1.195”);

iii)

Serie de bonos denominados en Dólares USA, emitidos con fecha 30 de octubre de 2012 y con vencimiento el 30 de octubre de 2022, por un monto de capital de setecientos cincuenta millones de Dólares USA (US$750.000.000), en virtud del decreto supremo N° 1.035, de 2012, del Ministerio de Hacienda (en adelante, el “DS 1.035”);

iv)

Serie de bonos denominados en Dólares USA, emitidos con fecha 30 de octubre de 2012 y con vencimiento el 30 de octubre de 2042, por un monto de capital de setecientos cincuenta millones de Dólares USA (US$750.000.000), en virtud del DS 1.035;

v)

Serie de bonos denominados en Dólares USA, emitidos con fecha 12 de diciembre de 2014 y con vencimiento el 27 de marzo de 2025, por un monto de capital de mil sesenta millones ciento treinta y un mil Dólares USA (US$1.060.131.000), en virtud de los decretos supremos números 1.857 (en adelante, el “DS 1.857”) y 1.858, ambos de 2014, del Ministerio de Hacienda;

vi)

Serie de bonos denominados en Euros, emitidos con fecha 12 de diciembre de 2014 y con vencimiento el 30 de enero de 2025, por un monto de ochocientos millones de Euros (€800.000.000), en virtud de los DS 1.857 y 1.858, ambos de 2014, del Ministerio de Hacienda, y posteriormente reabiertos por un monto de cuatrocientos cuarenta millones de Euros (€440.000.000), en virtud del decreto supremo N° 489, de 2015, del Ministerio de Hacienda (en adelante, el “DS 489”);

vii)

Serie de bonos denominados en Euros, emitidos con fecha 27 de mayo de 2015 y con vencimiento el 27 de mayo de 2030, por un monto de capital de novecientos cincuenta millones de Euros (€950.000.000), en virtud del DS 489;

viii)

Serie de bonos denominados en Dólares USA, emitidos con fecha 21 de enero de 2016 y con vencimiento el 21 de enero de 2026 por un monto de capital de mil trescientos cuarenta y nueve millones ciento veintidós mil Dólares USA (US$1.349.122.000), en virtud del decreto supremo N° 1.979 de 2015 del Ministerio de Hacienda (en adelante, el “DS 1.979”);

ix)

Serie de bonos denominados en Euros, emitidos con fecha 20 de enero de 2016 y con vencimiento el 20 de enero de 2026, por un monto de capital de mil doscientos millones de Euros (€1.200.000.000), en virtud del DS 1.979.

Para el cálculo de la equivalencia en Dólares USA del monto de las emisiones y Reaperturas de bonos denominados en Euros, se utilizará la paridad vigente a la fecha del presente decreto, del Euro en relación al Dólar USA, publicada en el Diario Oficial por el Banco Central de Chile, de acuerdo a lo establecido en el artículo 44 de la ley N° 18.840, Orgánica Constitucional del Banco Central de Chile.

Una vez concluidas las operaciones de colocación y Recompras, el Ministerio de Hacienda oficiará la documentación respectiva que dé cuenta de los detalles de dicha operación a la Contraloría General de la República, con el propósito de que ésta última corrobore el cumplimiento de los términos de la autorización contenidos en el presente decreto.

En uso de esta facultad, cualquiera de los personeros antes mencionados, podrá celebrar, otorgar, ejecutar o suscribir todos los actos, contratos y documentos que sean necesarios para proceder a la emisión, registro, colocación, enajenación y pago anticipado de las obligaciones de endeudamiento, así como para establecer cualquier otro aspecto requerido para llevar a cabo las operaciones de endeudamiento externo y Recompras que se autorizan, tales como: contrato o contratos de colocación, por el cual instituciones financieras se obligarán a colocar los bonos y, eventualmente, adquirirlos, y el contrato de agencia fiscal o sus modificaciones (fiscal agency agreement), o contrato de emisión similar o sus modificaciones (indenture) y otros contratos de agencia que, entre otros, regularán estas operaciones. Asimismo, podrán efectuar solicitudes de registro ante organismos administrativos en otras jurisdicciones, tales como la Securities and Exchange Commission de los Estados Unidos de América y/o bolsas de valores, que incluyan la emisión y colocaciones de bonos a que alude este decreto, y actualizaciones o modificaciones a las mismas o a las existentes.

Artículo 2°.- Los recursos líquidos obtenidos para efectuar la Recompra se destinarán a cumplir obligaciones de la Partida Tesoro Público de la Ley de Presupuestos del Sector Público; Programa Servicio de la Deuda Pública 50-01-04-34, específicamente el pago anticipado total o parcial de las series de bonos que se detallan en el inciso 2° el artículo 1° de este decreto. Por su parte, el saldo de los recursos líquidos obtenidos en las operaciones autorizadas mediante este decreto se destinarán a pagar bonos de reconocimiento a que alude el artículo tercero transitorio del Decreto Ley N° 3.500, de 1980, por el equivalente a mil millones de Dólares USA (US$1.000.000.000) y cumplir obligaciones de la Partida presupuestaria ya aludida, concretamente la Adquisición de Activos Financieros, registrada en el Programa 50-01-03-30.

Artículo 3°.- Las características y condiciones financieras del bono o bonos denominados en Dólares USA serán las siguientes:

a)

Emisor: República de Chile.

b)

Moneda y Expresión: Emitidos y expresado en Dólares USA.

c)

Fecha de Emisión: Cualquier fecha desde la publicación del presente decreto en el Diario Oficial hasta el 30 de diciembre de 2017.

d)

Modo y Fecha de Colocación: Una o más colocaciones durante el transcurso del año 2017.

e)

Precio de Colocación: El precio de colocación no podrá ser inferior al 90% de su valor par y será pagadero en dólares de Estados Unidos de América.

f)

Amortización de Capital; El capital será amortizado en una sola cuota, por el monto total del capital suscrito, pagadera al vencimiento.

g)

Vencimiento: Hasta 40 años, contados desde la Fecha de Emisión.

h)

Tasa de interés: No superior a 6% anual.

i)

Pago de Intereses: Semestral, al término de cada período, contado desde la Fecha de Emisión. Sin perjuicio de lo anterior, podrá pactarse que el primer pago de intereses se efectúe hasta nueve meses después de esa fecha.

j)

Comisión de Colocación: Hasta un 0,35% sobre el monto total de los bonos suscritos, pagadera en dólares de los Estados Unidos de América, cantidad que será deducida de los recursos obtenidos de la colocación de los bonos.

k)

Otros Gastos: Conforme a lo establecido en el artículo 1° de este decreto, podrá convenirse el pago de otras obligaciones pecuniarias usuales para este tipo de operaciones en mercados internacionales, tales como intereses penales, compensaciones, comisión de agencia u otras, tarifa de registro ante organismos administrativos, tales como la Securities and Exchange Commission de los Estados Unidos de América y/o de alistamiento en bolsa de valores, clasificación de bonos y de riesgo-país; otros honorarios y reembolso de gastos que se irroguen en relación a esta emisión de bonos.

l)

Otros Términos y Condiciones: Los que se pacten en el contrato de agencia fiscal, contrato de emisión (indenture) y otros contratos de agencia o en el contrato de colocación suscritos conforme al artículo 1° de este decreto.

Artículo 4°.- Las características y condiciones financieras del bono o bonos denominados y pagaderos en Euros serán las siguientes:

a)

Emisor: República de Chile.

b)

Moneda y Expresión: Emitido y expresado en Euros.

c)

Fecha de Emisión: Cualquier fecha desde la publicación del presente decreto en el Diario Oficial y hasta el 30 de diciembre de 2017.

d)

Modo y Fecha de Colocación: Una o más colocaciones durante el transcurso del año 2017.

e)

Precio de Colocación: El precio de colocación no podrá ser inferior al 90% de su valor par y será pagadero en Euros.

f)

Amortización de Capital; El capital será amortizado en una sola cuota, por el monto total del capital suscrito, pagadera al vencimiento.

g)

Vencimiento: Hasta 40 años, contados desde la Fecha de Emisión.

h)

Tasa de interés: No superior a 6% anual.

i)

Pago de Intereses: Anual, al término de cada período de intereses, contado desde la fecha de emisión. Sin perjuicio de lo anterior, podrá pactarse que el primer pago de intereses se efectúe en un plazo distinto al primer año transcurrido desde la Fecha de Emisión.

j)

Comisión de Colocación: Hasta un 0,35% sobre el monto total de los bonos suscritos, pagadera en Euros, cantidad que será deducida de los recursos obtenidos de la colocación de los bonos.

k)

Otros Gastos: Conforme al procedimiento establecido en el artículo 1° de este decreto, podrá convenirse el pago de otras obligaciones pecuniarias usuales para este tipo de operaciones en los mercados financieros internacionales, tales como intereses penales, compensaciones, comisión de agencia u otras, tarifa de registro ante organismos administrativos, tales como la Securities and Exchange Commission de los Estados Unidos de América y/o de alistamiento en bolsa de valores, clasificación de bonos y de riesgo-país; otros honorarios y reembolso de gastos que se irroguen en relación a esta emisión de bonos.

l)

Otros Términos y Condiciones: Los que se pacten en el contrato de agencia fiscal, contrato de emisión (indenture) y otros contratos de agencia o en el contrato de colocación suscritos conforme al artículo 1° de este decreto.

Artículo 5°.- Las Reaperturas, así como sus respectivas condiciones financieras, serán las siguientes:

i.

Reapertura de la serie de bonos emitidos con fecha 5 de agosto de 2010, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 3,875%, con vencimiento el 5 de agosto de 2020 y que fueran autorizados por el DS 567. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 567, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

ii.

Reapertura de la serie de bonos emitidos con fecha 14 de septiembre de 2011, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 3,25%, con vencimiento el 14 de septiembre de 2021 y que fueran autorizados por el DS 1.195. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.195, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

iii.

Reapertura de la serie de bonos emitidos con fecha 30 de octubre de 2012, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 2,25%, con vencimiento el 30 de octubre de 2022 y que fueran autorizados por el DS 1.035. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.035, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

iv.

Reapertura de la serie de bonos emitidos con fecha 30 de octubre de 2012, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 3,625%, con vencimiento el 30 de octubre de 2042 y que fueran autorizados por el DS 1.035. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.035, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

v.

Reapertura de la serie de bonos emitidos con fecha 12 de diciembre de 2014, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 3,125%, con vencimiento el 27 de marzo de 2025 y que fueran autorizados por el DS 1.857. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.857, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

vi.

Reapertura de la serie de bonos emitidos con fecha 12 de diciembre de 2014, denominados y pagaderos en Euros, que devengan una tasa de interés de 1,625%, con vencimiento el 30 de enero de 2025 y que fueran autorizados por el DS 1.857. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.857, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

vii.

Reapertura de la serie de bonos emitidos con fecha 27 de mayo de 2015, denominados y pagaderos en Euros, que devengan una tasa de interés de 1,875%, con vencimiento el 27 de mayo de 2030 y que fueran autorizados por el DS 489. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 489, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

viii.

Reapertura de la serie de bonos emitidos con fecha 21 de enero de 2016, denominados y pagaderos en Dólares USA, que devengan una tasa de interés de 3,125%, con vencimiento el 21 de enero de 2026 y que fueran autorizados por el DS 1.979. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.979, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

ix.

Reapertura de la serie de bonos emitidos con fecha 20 de enero de 2016, denominados y pagaderos en Euros, que devengan una tasa de interés de 1,75%, con vencimiento el 20 de enero de 2026 y que fueran autorizados por el DS 1.979. Las características y condiciones financieras de esta reapertura serán las mismas que las explicitadas en el DS 1.979, salvo lo referente a la fecha de colocación, que será durante el transcurso del año 2017.

Artículo 6°.- Los documentos que se otorguen en virtud de lo dispuesto en el artículo 1° de este decreto deberán, además, ser firmados por el Tesorero General de la República y refrendados por el Contralor General de la República, según corresponda, en virtud de lo dispuesto en los artículos 45 y 46 del Decreto Ley N° 1.263 de 1975, o de la ley aplicable a los contratos referidos.

Autorízase al Cónsul General de Chile en Nueva York, en virtud de los señalado en el inciso segundo del artículo 45 del Decreto Ley N° 1.263, de 1975, para que en el evento de los contratos y documentos a que se refiere este decreto se otorguen o suscriban en el exterior y el Tesorero General de la República no concurra a su otorgamiento, suscriba u otorgue dichos contratos y documentos en su representación, y para que en representación del Contralor General de la República, y a su petición, proceda a su refrendación.

Artículo 7°.- Dispóngase que los bonos puedan ser emitidos sin impresión físico, no afectándose por ello la calidad jurídica de los mismos ni su naturaleza como valores, sujetándose en todo a lo establecido en el artículo 47 bis del Decreto Ley N° 1.263, de 1975 y a las siguientes reglas, las que constituyen la reglamentación requerida por el primer inciso de dicho artículo:

a)

La suscripción por el Tesorero General de la República y la refrendación del Contralor General de la República, exigidas en los artículos 45 y 46 del Decreto Ley 1.263, de 1975, deberá efectuarse en una réplica o símil de los bonos o valores emitidos, quedando de esta forma y para todos los efectos legales, autorizada y refrendada la totalidad de los bonos o valores que integran la serie correspondientemente emitida y cuyos términos y condiciones serán idénticos a dicha réplica.

b)

Se facultará al agente fiscal en su respectivo contrato de agencia fiscal (fiscal agency agreement) o sus modificaciones, u otra institución actuando en contrato de emisión similar (indenture), o sus modificaciones, conforme a las normas que le sean aplicables, para mantener el registro a que se refiere el inciso final del artículo 47 bis del Decreto Ley N° 1.263, de 1975.

c)

La adquisición inicial y posterior transferencia de los bonos, así como las modalidades necesarias para hacer valer los derechos emanados de los bonos que se emitan, se efectuará mediante los procedimientos que se pacten en los actos y contratos referidos en el artículo 1°.

Artículo 8°.- Autorízase al Tesorero General de la República para que represente al Fisco de la República de Chile en la administración de esta emisión de deuda de largo plazo, estando especialmente facultado para, aunque no limitado, a ejecutar las siguientes funciones:

a)

Pagar los intereses, compensaciones, comisiones, honorarios y gastos que procedan de acuerdo a este decreto, en virtud del Nº4 del artículo 2º del Decreto con Fuerza de Ley Nº 1, de 1994, del Ministerio de Hacienda; los que podrán ser deducidos de los recursos obtenidos de la colocación de los bonos autorizados por este decreto, y

b)

Rescatar los bonos a la fecha de su vencimiento, pudiendo celebrar acuerdos especiales para el rescate anticipado de los mismos. En este caso el rescate podrá hacerse en cualquier momento, en todo o en parte, a prorrata, sin permio ni sanción.

Lo anterior, será efectuado por la Tesorería General de la República con cargo a los fondos que anualmente se consulten en el Programa Servicio de la Deuda Pública de la partida presupuestaria Tesoro Público de la Ley de Presupuestos del año correspondiente.

Artículo 9º.- Autorícese a los personeros mencionados en el artículo 1° de este decreto para que en los actos, contratos y documentos que suscriban en virtud de lo ahí dispuesto, acepten estipulaciones que establezcan que dichos contratos quedarán sometidos al derecho o a tribunales extranjeros. Igualmente, dichas estipulaciones podrán disponer la renuncia a la inmunidad de ejecución, el señalamiento de domicilio y la designación de mandatarios en el extranjero.

…”

Free English Translation

SUPREME DECREE No. 379 OF 2017

AUTHORIZES THE ISSUANCE OF DIRECT PUBLIC LONGTERM INDEBTEDNESS IN THE INTERNATIONAL MARKET

(Published in the Official Gazette of June [__], 2017)

“…

Article 1°.- Authorize the Minister of Finance, the Undersecretary of Finance or the General Consul of Chile in New York to, indistinctively, represent the the Republic of Chile (hereinafter, the “Republic of Chile”), in the issuance and reopenings (hereinafter, the “Reopenings”) and the placement of bonds in international markets, denominated and payable in dollars of the United States of America (hereinafter, the “Dollars USA” or “US$”), and/or denominated and payable in euros, currency of certain countries of the European Union (hereinafter, “Euro” or “€”), according to the provisions of this decree; and in the total or partial prepayment of obligations undertaken in previous exercises.

The total aggregate maximum amount of the issues and Reopenings authorized hereby shall be of up to two thousand three hundred million dollars of the United States of America (US$2,300,000,000). Of the total issued under this authorization, a maximum of up to an equivalent of three hundred million Dollars USA (US$300,000,000) may be used for the total or partial prepayment (hereinafter, the “Repurchase”) of one or more series of bonds previously issued by the Republic of Chile, which are detailed below:

i)

Series of bonds denominated in Dollars USA, issued on August 5, 2010, and due on August 5, of 2020, for a principal amount of one billion Dollars USA (US$ 1,000,000,000), in accordance with supreme decree No. 567, of 2010, of the Ministry of Finance (hereinafter, the “DS 567”);

ii)

Series of bonds denominated in Dollars USA, issued on September 14, 2011, and due on September 14, 2021, for a principal amount of one billion Dollars USA (US$ 1,000,000,000), in accordance with supreme decree No. 1,195, of 2011, of the Ministry of Finance (hereinafter, the “DS 1,195”);

iii)

Series of bonds denominated in Dollars USA, issued on October 30, 2012, and due on October 30, 2022, for a principal amount of seven hundred and fifty million dollars of the United States of America (US$750,000,000), in accordance with supreme decree No. 1,035, of 2012, of the Ministry of Finance (hereinafter, the “DS 1,035”);

iv)

Series of bonds denominated in Dollars USA, issued on October 30, 2012, and due on October 30, 2042, for a principal amount of seven hundred and fifty million Dollars USA (US$750,000,000), in accordance with DS No. 1.035;

v)

Series of bonds denominated in Dollars USA, issued on December 12, 2014, and due on March 27, 2025, for a principal amount of one thousand sixty million one hundred and thirty one thousand Dollars USA (US$1,060,131,000), in accordance with supreme decrees number 1,857 (hereinafter, the “DS 1,857”) and 1,858, both issued on 2014, of the Ministry of Finance;

vi)

Series of bonds denominated in Euros, issued on December 12, 2014, and due on January 30, 2025, for an amount of eight hundred million Euros (€800,000,000), in accordance with DS 1,857 and 1,858, both issued on 2014, of the Ministry of Finance, and subsequently reopened by an amount of four hundred and forty millions of Euros (€440,000,000), in accordance with supreme decree No. 489, of 2015, of the Ministry of Finance (hereinafter, the “DS 489”);

vii)

Series of bonds denominated in Euros, issued on May 27, 2015, and due on May 27, 2030, for a principal amount of nine hundred and fifty million Euros (€$ 950,000,000), in accordance with DS 489;

viii)

Series of bonds denominated in Dollars USA, issued on January 21, 2016, and due on January 21, 2026, for a principal amount of one thousand three hundred and forty-nine million one hundred and twenty-two thousand Dollars USA (US$1,349,122,000), in accordance with supreme decree No. 1,979, of 2015, of the Ministry of Finance (hereinafter, the “DS 1,979”);

ix)

Series of bonds denominated in Euros, issued on January 20, 2016, and due on January 20, 2026, for a principal amount of one thousand two hundred million Euros (€$1,200,000,000), in accordance with DS 1,979.

For purposes of calculating the Dollars USA equivalent amount of the amounts of issuance and Reopenings of bonds denominated in Euros, the rate of exchange between the Euro and the Dollars USA shall be the rate of exchange published by the Central Bank of Chile in the Official Gazette on the date hereof in accordance with the provisions of Article 44 of Law 18,840, the Constitutional Law of the Central Bank of Chile.

Once concluded the operations of issuing and Reopenings operations, the Ministry of Finance shall officiate the documentation that accounts for the details of such transactions to the General Comptroller of the Republic (Contraloría General de la República), with the purpose that the latter verifies the fulfillment of the terms of the authorization granted hereby by this decree.

In discharging their duties hereunder, any of the officials above mentioned, within their respective powers and functions, shall be authorized to enter into, deliver, execute and subscribe all of the actions, agreements and documents that may be necessary to for the issuance, registration, placement, disposition and prepayment of the debt obligations, as well as to perform any other aspect required to carry out the external debt obligations and Repurchase that are hereby authorized, such as: placement agreements, pursuant to which financial institutions assume the obligation to place bonds and eventually acquire them, ad the fiscal agency agreement or its modifications, indentures and other agency agreements, among others regulate these transactions. As well, they may make registrations and filings before agencies in other jurisdictions, such as, the Securities and Exchange Commission of the United States of America and/or stock exchanges, that include the issuing and placement of bonds that this decree alludes to and modifications of the same or the existing.

Article 2°.- The net proceeds obtained to perform the Repurchase shall be allocated to fulfill the obligations of the Public Treasury Budget Item of the Public Sector Budget Law; Service of Public Indebtedness Program 50-01-04-34, specifically the total or partial prepayment of the series of bonds detailed in section 2° of Article 1° of this decree. For its part, the amount of net proceeds obtained in the operations authorized under this decree, shall be allocated to pay the recognition bonds referred to in transitional Article 3 of Law Decree No. 3,500, 1980, for the equivalent of one billion Dollars USA (US$1,000,000,000) and fulfill the obligations of the Budget item already mentioned, specifically to meet the obligations of items 50-01-03-30, Acquisition of Financial Assets.

Article 3°. - The characteristics and financial conditions of the bond or bonds issuances denominated in Dollars USA, will be the following:

a)

Issuer: Republic of Chile.

b)

Currency and Denomination: Issued and denominated in Dollars USA.

c)

Date of Issue: any date since the publication of this decree in the Official Gazette and until December 30, 2017.

d)

Form and Term of Placement: one or more placements during the course of the year 2017.

e)

Price of Placement: The price of placement shall not be inferior to the 90% of its par value and shall be payable in dollars of the United States of America.

f)

Amortization of Principal: The principal shall be paid in only one installment, for the total amount of the subscribed principal, payable at maturity.

g)

Maturity: Up to 40 years, since the Date of Issuance.

h)

Interest Rate: Not higher to a 6% annual.

i)

Payment of Interests: semiannual, at the end of each term since the Date of Issuance. Notwithstanding the above, a first payment of interest may be agreed to be effected up to nine months after this date.

j)

Placement Commission: Up to a 0.35% over the total amount of the bonds subscribed, payable in dollars of the United States of America, amount that shall be deduced from the resources obtained in the placement of the bonds.

k)

Other Expenses: According to Article 1° hereof, it may agree to the payment of other monetary obligations that are customary in this type of financial transactions such as penalty interests, remuneration for fiscal agency services, other commissions, payment of fees of rating agencies before administrative organs such as the Securities and Exchange Commission of the United Stated of America and/or the enlisting in stock exchange, classifications of bonds and country-risk; other fees and disbursements of expenses incurred in relation to this issuance of bonds.

l)

Other Terms and Conditions: Those that may be agreed upon in the fiscal agency agreement, indenture agreement, agency agreements or placement agreements that may be entered into in accordance with Article 1 hereof.

Article 4°. - The characteristics and financial conditions of the bond or bonds issuances denominated in Euros, will be the following:

a)

Issuer: Republic of Chile.

b)

Currency and Denomination: Issued and denominated in Euros.

c)

Date of Issue: Any date since the publication of this decree in the Official Gazette and until December 30, 2017.

d)

Form and Term of Placement: One or more placements during the course of the year 2017.

e)

Price of Placement: The price of placement shall not be inferior to the 90% of its par value and shall be payable in Euros.

f)

Amortization of Principal: The principal shall be paid in only one installment, for the total amount of the subscribed principal, payable at maturity.

g)

Maturity: Up to 40 years, since the Date of Issuance.

h)

Interest Rate: Not higher to a 6% annual.

i)

Payment of Interests: annual, at the end of each term of interests, since the date of issuance. Notwithstanding the above, a first payment of interest may be agreed to be effected in a term different to the first year expired since the Date of Issuance.

j)

Placement Commission: Up to a 0.35% over the total amount of the bonds subscribed, payable in Euros, amount that shall be deduced from the resources obtained in the placement of the bonds.

k)

Other Expenses: According to Article 1° hereof, it may agree to the payment of other monetary obligations that are customary in this type of financial transactions such as penalty interests, remuneration for fiscal agency services, other commissions, payment of fees of registration before administrative organs such as the Securities and Exchange Commission of the United Stated of America and/or the enlisting in stock exchange, classifications of bonds and country-risk; other fees and disbursements of expenses incurred in relation to this issuance of bonds.

l)

Other Terms and Conditions: Those that may be agreed upon in the fiscal agency agreement, indenture agreement, agency agreements or placement agreements that may be entered into in accordance with Article 1 hereof.

Article 5°.- The Reopenings, as well as their financial conditions, will be the followings:

a)

Reopening of the series of bonds issued on August 5, 2010, denominated and payable in Dollars USA, that accrue an interest rate of 3.875%, due on August 5, 2020 and were authorized by DS 567. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 567, except for the date of placement, which shall be during the course of the year 2017.

b)

Reopening of the series of bonds issued on September 14, 2011, denominated and payable in Dollars USA, that accrue an interest rate of 3.25%, due on September 14, 2021 and were authorized by DS 1,195. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,195, except for the date of placement, which shall be during the course of the year 2017.

c)

Reopening of the series of bonds issued on October 30, 2012, denominated and payable in Dollars USA, that accrue an interest rate of 2.25%, due on October 30, 2022 and were authorized by DS 1,035. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,035, except for the date of placement, which shall be during the course of the year 2017.

d)

Reopening of the series of bonds issued on October 30, 2012, denominated and payable in Dollars USA, that accrue an interest rate of 3.625%, due on October 30, 2042 and were authorized by DS 1,035. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,035, except for the date of placement, which shall be during the course of the year 2017.

e)

Reopening of the series of bonds issued on December 12, 2014, denominated and payable in Dollars USA, that accrue an interest rate of 3.125%, due on March 27, 2025 and were authorized by DS 1,857. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,857, except for the date of placement, which shall be during the course of the year 2017.

f)

Reopening of the series of bonds issued on December 12, 2014, denominated and payable in Euros, that accrue an interest rate of 1.625%, due on January 30, 2025 and were authorized by DS 1,857. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,857, except for the date of placement, which shall be during the course of the year 2017.

g)

Reopening of the series of bonds issued on May 27, 2015, denominated and payable in Euros, that accrue an interest rate of 1.875%, due on May 27, 2030 and were authorized by DS 489. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 489, except for the date of placement, which shall be during the course of the year 2017.

h)

Reopening of the series of bonds issued on January 21, 2016, denominated and payable in Dollars USA, that accrue an interest rate of 3.125%, due on January 21, 2026 and were authorized by DS 1,979. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,979, except for the date of placement, which shall be during the course of the year 2017.

i)

Reopening of the series of bonds issued on January 20, 2016, denominated and payable in Euros, that accrue an interest rate of 1.75%, due on January 20, 2026 and were authorized by DS 1,9799. The characteristics and the financial conditions of this reopening, shall be the same that those indicated in DS 1,979, except for the date of placement, which shall be during the course of the year 2017.

Article 6°.- The documents granted in accordance to article 1° hereby shall be signed by the General Treasurer of the Republic and endorsed by the General Comptroller of the Republic, as appropriate, in accordance with provisions of articles 45 and 46 of Law Decree No. 1,263, 1975, or the applicable law to the agreements referred to.

Authorize the General Consul of Chile in New York, according to section second of Article 45 of Law Decree No. 1,263, of 1975, so that in the event that the agreements and documents hereby indicated are granted or subscribed abroad and the General Treasurer of the Republic does not concur to its execution, the General Consul in New York grants or executes such agreements and documents in its representation, and that in representation of the General Comptroller of the Republic, and at its petition, proceeds to endorse these.

Article 7°.- The bonds may have no physical print, not affecting the legal capacity or nature of the securities, subject to the provisions of Article 47 bis of the Financial Administration Law of the State and the following rules which will constitute the regulation that is required in paragraph first of such article:

a)

The subscription by the General Treasurer of the Republic and the endorsement of the General Comptroller of the Republic, required under articles 45 and 46 of Law Decree No. 1,263, of 1975, shall be effected by replica or símil of the bonds or securities issued, by virtue that sole action and for all legal purposes all of the bonds or securities comprised in the relevant issuance shall be deemed validly issued and authenticated and its terms and conditions shall be identical to such replica.

b)

The designated fiscal agent in the respective fiscal agency agreement and its amendments, or another institution acting in a similar capacity in an indenture shall be authorized to maintain, in accordance with applicable regulations, the registry of bondholders referred to in the final paragraph of Article 47 bis of Law Decree No. 1,263, of 1975.

c)

The initial sale and subsequent transfers of bonds, as well as the necessary modalities to enforce the rights under the bonds arising therefrom, shall be performed in accordance with the procedures agreed upon in the contracts and agreements referred to in Article 1 hereof.

Article 8°.- The General Treasurer of the Republic is hereby authorized to represent the Republic of Chile in the administration of the issuance of this long term debt, being specially authorized pursuant to this decree, without limitation, to carry out the following functions:

a)

Pay interest, compensations, commissions, fees and expenses that may proceed in accordance with this decree, by virtue of No. 4, Article 2, of the Decree With Force of Law No. 1, of 1994, of the Ministry of Finance; which may be deduced from the resources obtained in the placement of the bonds authorized hereby, and

b)

Redeem the bonds on their stated maturity date, being authorized to execute special agreement for the early redemption of the bonds. In this case the redemption may be effected at any moment, in all or part, a pro rata, with no bonus nor penalty.

The above shall be carried by the General Treasurer of the Republic against funds that are annually contemplated in the Service of Public Indebtedness Program from the Budget Item Public Treasure of the Law of Budgets of the corresponding year.

Article 9°.- The officials mentioned in Article 1 hereof are hereby authorized to enter into contracts, agreements and documents relating to what is hereof stipulated, accept stipulations selecting a foreign governing law and submitting to the jurisdiction of foreign courts. Likewise, such stipulations may provide for the waiver of immunity of execution, designation of a foreign domicile and process agents.

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